UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 6, 2012

THE HOWARD HUGHES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34856	36-4673192
(State or Other Jurisdiction of Incorporation )	(Commission File Number)	(I.R.S. Employer Identification No.)

One Galleria Tower, 13355 Noel Road, 22nd Floor, Dallas, Texas	75240
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (214) 741-7744

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 1.01                                           Entry Into a Material Definitive Agreement.

On December 6, 2012, The Howard Hughes Corporation (the “Company”) entered into (i) a Warrant Purchase Agreement (the “Fairholme Warrant Purchase Agreement”) with The Fairholme Fund and Fairholme Focused Income Fund (collectively, “Fairholme”) and (ii) a Warrant Purchase Agreement (the “Blackstone Warrant Purchase Agreement”) with certain affiliates of The Blackstone Group L.P. listed on Schedule I of the Blackstone Warrant Purchase Agreement (the “Blackstone Investors”).  Under the terms of the Fairholme Warrant Purchase Agreement, the Company agreed to purchase warrants to purchase 1,916,667 shares of the Company’s common stock, par value $0.01 per share (“Common Stock”), held by Fairholme for $30.00 cash per warrant.  Under the terms of the Blackstone Warrant Purchase Agreement, the Company agreed to purchase warrants to purchase 333,333 shares of Common Stock held by the Blackstone Investors for $30.00 cash per warrant.  The transactions closed on December 7, 2012.

For information about the Company’s relationships with Fairholme and the Blackstone Investors, see the section entitled “Related Party Transaction and Certain Relationships” included in the Company’s Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission (the “SEC”) on April 26, 2012, which section is incorporated by reference herein.

Copies of the Fairholme Warrant Purchase Agreement and the Blackstone Warrant Purchase Agreement are attached as Exhibit 10.1 and Exhibit 10.2, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.  Additionally, a more complete description of the Warrant Agreement is included in, and a copy of the Warrant Agreement is attached as Exhibit 10.8 to, the Company’s Current Report on Form 8-K filed with the SEC on November 12, 2010, and are incorporated by reference herein.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibits.

Number	Exhibit

10.1	Warrant Purchase Agreement, dated as of December 6, 2012, by and among The Fairholme Fund, Fairholme Focused Income Fund and The Howard Hughes Corporation

10.2	Warrant Purchase Agreement, dated as of December 6, 2012, by and among the parties listed on Schedule I attached thereto and The Howard Hughes Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE HOWARD HUGHES CORPORATION

	By:	/s/ Peter F. Riley
		Name:	Peter F. Riley
		Title:	Senior Vice President, Secretary and General Counsel

Date: December 11, 2012

EXHIBIT INDEX

Number	Exhibit

10.1	Warrant Purchase Agreement, dated as of December 6, 2012, by and among The Fairholme Fund, Fairholme Focused Income Fund and The Howard Hughes Corporation

10.2	Warrant Purchase Agreement, dated as of December 6, 2012, by and among the parties listed on Schedule I attached thereto and The Howard Hughes Corporation